                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K
                                 Current Report
                     Pursuant To Section 13 Or 15(D) Of The
                         Securities Exchange Act Of 1934





Date of Report (Date of earliest event reported):         July 26, 2004
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                        KEYCORP STUDENT LOAN TRUST 2000-B
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             (Exact Name of Registrant as Specified in its Charter)



           Delaware                  333-80109-03               36-4381039
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
      of Incorporation)              File Number)           Identification No.)




                       c/o KeyBank USA, as Administrator,
        800 Superior Avenue, Attn: Crystol Fowler, Cleveland, Ohio 44114
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                    (Address of Principal Executive Offices)


Registrant's Telephone Number, Including Area Code:      (216) 828-9364
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                             Exhibit Index on Page 4


                                Page 1 of 6 pages

Item 5.  OTHER EVENTS



On July 26, 2004, the KeyCorp Student Loan Trust 2000-B (the "Trust") made its regular, quarterly distribution of funds to holders of the Trust's Floating Rate Asset Backed Notes and distributed the Noteholder's Statement, filed herewith as Exhibits to this Form 8-K, to Noteholders of record.


In reliance upon certain no-action letters, including a letter dated May 9, 1997, issued by the Chief Counsel, Division of Corporate Finance of the Securities and Exchange Commission relating to the KeyCorp Student Loan Trust 1996-A, Registration No. 333-4274, the Trust is hereby filing the Noteholder's Statement reflecting the Trust's activities for the period ending June 30, 2004, including a statistical summary of the delinquency and default characteristics of the Trust's student loan portfolio as of such date.


Item 7.     EXHIBITS

Exhibit 99(a) -      Noteholder's Statement






                                Page 2 of 6 pages

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 26, 2004




                                        KeyCorp Student Loan Trust 2000-B,


                                        By: Key Bank USA, National Association,
                                            as Administrator





                                        By:      /S/ DANIEL G. SMITH
                                            ----------------------------------
                                                 Daniel G. Smith
                                                 Senior Vice President




                                Page 3 of 6 pages

                                  EXHIBIT INDEX





Exhibit

99(a)    Noteholder's Statement




                                Page 4 of 6 pages